NET INCOME (LOSS) PER SHARE (Details) - USD ($) shares in Millions, $ in Millions	12 Months Ended
	Oct. 31, 2023	Oct. 31, 2022	Oct. 31, 2021
Numerator:
Net Income	$ 1,240	$ 1,254	$ 1,210
Denominator:
Basic weighted average shares	294.0	299.0	304.0
Potential common shares - stock options and other employeee stock plans	2.0	1.0	3.0
Diluted weighted average shares	296.0	300.0	307.0
Share-based awards issued
Total number of share-based awards issued (in shares)	1.5	1.4	2.1